Exhibit 10.2

FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of September 30, 2020 (the “Fourteenth Amendment Effective Date”) is entered into among VENUS CONCEPT CANADA CORP., an Ontario corporation (“Venus Canada”), VENUS CONCEPT USA INC., a Delaware corporation (“Venus USA” and together with Venus Canada, each a “Borrower” and collectively, the “Borrowers”), VENUS CONCEPT LTD., an Israeli corporation (the “Parent”), VENUS CONCEPT INC., a Delaware corporation (the “Super Parent”), the Lenders party hereto and MADRYN HEALTH PARTNERS, LP, a Delaware limited partnership, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Parent, the Super Parent, the other Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 11, 2016 (as amended by that certain First Amendment to Credit Agreement and Investment Documents dated as of May 25, 2017, that certain Second Amendment to Credit Agreement and Consent Agreement dated as of February 15, 2018, that certain Third Amendment to Credit Agreement and Waiver dated as of August 14, 2018, that certain Fourth Amendment to Credit Agreement dated as of January 11, 2019, that certain Fifth Amendment to Credit Agreement dated as of March 15, 2019, that certain Sixth Amendment to Credit Agreement and Consent dated as of April 25, 2019, that certain Seventh Amendment to Credit Agreement, Consent and Waiver dated as of June 25, 2019, that certain Omnibus Amendment and Waiver dated as of July 26, 2019, that certain Ninth Amendment to Credit Agreement dated as of August 14, 2019, that certain Tenth Amendment to Credit Agreement, Consent and Joinder Agreement dated as of November 7, 2019, that certain Eleventh Amendment to Credit Agreement and Consent Agreement dated as of March 20, 2020, that certain Twelfth Amendment to Credit Agreement dated as of April 29, 2020, that certain Thirteenth Amendment to Credit Agreement dated as of June 30, 2020, and as further amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Credit Agreement be amended to provide for certain modifications to the terms of the Credit Agreement; and

WHEREAS, the Lenders are willing to amend the Credit Agreement subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Effective as of the Fourteenth Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions thereto in appropriate alphabetical order:

“First PIK Period” has the meaning set forth in Section 2.06(c)(i)(A).

“First PIK Period Paid-in-Kind Interest” has the meaning set forth in Section 2.06(c)(i)(A).

“Fourteenth Amendment Effective Date” means September 30, 2020.

“Second PIK Period” has the meaning set forth in Section 2.06(c)(i)(B).

“Second PIK Period Cash Interest” has the meaning set forth in Section 2.06(c)(i)(B).

“Second PIK Period Paid-in-Kind Interest” has the meaning set forth in Section 2.06(c)(i)(B).

(b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Paid-in-Kind Interest” and “PIK Period” appearing therein in their entirety.

(c) Section 2.06(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Pre-Default Rate. Subject to the provisions of subsection (b) below, each Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date thereof, at a rate per annum equal (i) to nine percent (9.00%) per annum at all times other than during the First PIK Period and the Second PIK Period, (ii) twelve percent (12.00%) per annum during the First PIK Period, and (iii) ten and one-half of one percent (10.50%) per annum during the Second PIK Period (collectively, the “Interest Rate”).

(d) Section 2.06(c)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) (A) Commencing on January 1, 2020 and continuing through and including the Interest Payment Date to occur on June 30, 2020 (the “First PIK Period”), the full amount of interest accruing on the Loans (the “First PIK Period Paid-in-Kind Interest”) shall be due and payable on each such Interest Payment Date by adding such First PIK Period Paid-in-Kind Interest to the outstanding principal amount of the applicable Loans on such Interest Payment Date. For the avoidance of doubt, (w) it is hereby acknowledged and agreed that the outstanding principal amount of the Loans after giving effect to the First PIK Period Paid-in-Kind Interest added thereto on the Interest Payment Date occurring March 31, 2020 was $64,601,810, (x) it is hereby acknowledged and agreed that the outstanding principal amount of the Loans after giving effect to the First PIK Period Paid-in-Kind Interest added thereto on the Interest Payment Date occurring on the Twelfth Amendment Effective Date was $65,226,294, (y) it is hereby acknowledged and agreed that the outstanding principal amount of the Loans after giving effect to the First PIK Period Paid-in-Kind Interest added thereto on the Interest Payment Date occurring on June 30, 2020 was $66,574,304.07, and (z) it is hereby acknowledged and agreed that the interest payment due and payable on the first Interest Payment Date to occur after the end of the First PIK Period shall be calculated commencing with the first day following the First PIK Period.

(B) Commencing on July 1, 2020 and continuing through and including the Interest Payment Date to occur on September 30, 2020 (the “Second PIK Period”), (1) a portion of the interest accruing on the Loans at a rate equal to four and one-half of one percent (4.50%) per annum (the “Second PIK Period Cash Interest”) shall be due and payable in cash in arrears on each such Interest Payment Date, and (2) the portion of the interest accruing on the Loans in excess of the Second PIK Period Cash Interest (such portion, the “Second PIK Period Paid-in-Kind Interest”) shall be due and payable on each such Interest Payment Date by adding such Second PIK Period Paid-in-Kind Interest to the outstanding principal amount of the applicable Loans on such Interest Payment Date. For the avoidance of doubt, (x) it is hereby acknowledged and agreed that the outstanding principal amount of the Loans after giving effect to the Second PIK Period Paid-in-Kind Interest added thereto on the Interest Payment Date occurring on the Fourteenth Amendment Effective Date was $67,595,110.07, (y) it is hereby acknowledged and agreed that the amount of Second PIK Period Cash Interest due and payable on the Fourteenth Amendment Date was $765,604.50, and (z) it is hereby acknowledged and agreed that the interest payment due and payable on the first Interest Payment Date to occur after the end of the Second PIK Period shall be calculated commencing with the first day following the Second PIK Period.

2. Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Loan Parties, the Lenders and the Administrative Agent; and

(b) receipt by the applicable party of all accrued fees and reasonable and documented out-of-pocket expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and expenses of counsel for the Administrative Agent).

3. Reaffirmation. Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Investment Documents to which it is a party, (b) that it is responsible for the observance and full performance of all of the Obligations, including without limitation, the repayment of the Loans and (c) that the Credit Agreement and the other Investment Documents shall remain in full force and effect according to their terms, except as expressly modified or waived by this Agreement. Furthermore, the Loan Parties acknowledge and confirm that by entering into this Agreement, the Administrative Agent and the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Credit Agreement or any of the other Investment Documents or any of their rights or remedies under such Investment Documents or any applicable Law or any of the obligations of the Loan Parties thereunder.

4. Release. As a material part of the consideration for Administrative Agent and the Lenders entering into this Agreement (this Section 4 being the “Release Provision”):

(a) By their respective signatures below, the Loan Parties hereby agree that the Administrative Agent, the Lenders, each of their respective Affiliates and the foregoing Persons’ respective officers, managers, members, directors, advisors, sub-advisors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Lender Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Investment Documents on or prior to the Fourteenth Amendment Effective Date.

(b) Each Loan Party hereby acknowledges, represents and warrants to the Lender Group that:

(i) it has read and understands the effect of the Release Provision. Each Loan Party has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for such Loan Party has read and considered the Release Provision and advised such Loan Party with respect to the same. Before execution of this Agreement, such Loan Party has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii) no Loan Party is acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Each Loan Party acknowledges that the Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii) each Loan Party has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv) the Loan Parties are the sole owners of the claims released by the Release Provision, and no Loan Party has heretofore conveyed or assigned any interest in any such claim to any other Person.

(c) Each Loan Party understands that the Release Provision was a material consideration in the agreement of the Administrative Agent and the Lenders to enter into this Agreement. The Release Provision shall be in addition to any rights, privileges and immunities granted to the Administrative Agent and the Lenders under the Investment Documents.

5. Miscellaneous.

(a) This Agreement is a Loan Document.

(b) The Loan Parties hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii) This Agreement has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii) No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement except as have been made or obtained.

(c) The Loan Parties represent and warrant to the Administrative Agent and the Lenders that after giving effect to this Agreement (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)Each of the Loan Parties hereby affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent, for the benefit of the Secured Parties, and agrees that this Agreement does not adversely affect or impair such liens and security interests in any manner.

(e)This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f) If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:	VENUS CONCEPT CANADA CORP.
an Ontario corporation

	By:	/s/ Domenic Serafino
	Name:	Domenic Serafino
	Title:	Chief Executive Officer

VENUS CONCEPT USA INC.,
a Delaware corporation

	By:	/s/ Domenic Serafino
	Name:	Domenic Serafino
	Title:	President

PARENT:	VENUS CONCEPT LTD.,
an Israeli corporation

	By:	/s/ Domenic Serafino
	Name:	Domenic Serafino
	Title:	Chief Executive Officer

SUPER PARENT:	VENUS CONCEPT INC.,
a Delaware corporation

	By:	/s/ Domenic Serafino
	Name:	Domenic Serafino
	Title:	Chief Executive Officer

ADMINISTRATIVE AGENT:	MADRYN HEALTH PARTNERS, LP,
a Delaware limited partnership

	By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

		By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

			By:	/s/ Avinash Amin
			Name:	Avinash Amin
			Title:	Member

VENUS CONCEPT CANADA CORP. AND VENUS CONCEPT USA INC.

FOURTEENTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	MADRYN HEALTH PARTNERS, LP,
a Delaware limited partnership

	By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

		By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

			By:	/s/ Avinash Amin
			Name:	Avinash Amin
			Title:	Member

MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP

	By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

		By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

			By:	/s/ Avinash Amin
			Name:	Avinash Amin
			Title:	Member

VENUS CONCEPT CANADA CORP. AND VENUS CONCEPT USA INC.

FOURTEENTH AMENDMENT TO CREDIT AGREEMENT